Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Debt [Abstract]
Debt

Note 6 – Debt

Net debt as of March 31, 2012 and December 31, 2011 was as follows:

(Dollar amounts in thousands)	March 31, 2012	December 31, 2011
Senior Secured Credit Facility due in September 2016 paying interest at a variable interest rate (London InterBank Offered Rate (“LIBOR”) plus margin(1) )	$313,867	$313,333
Senior Notes due on October 1, 2018, paying interest semi-annually at a rate of 11% per annum	210,500	210,500

(1)	Subject to a minimum rate (“LIBOR floor”) of 1.50% at March 31, 2012 and December 31, 2011, respectively.

See Note 15 for changes to our long-term debt that occurred after March 31, 2012.

Note 11—Debt

At December 31, 2011 and December 31, 2010, debt consists of the following:

	December 31,
(Dollar amounts in thousands)	2011	2010

Senior Secured Credit Facility due in September 2016 paying interest at a variable interest rate (London InterBank Offered Rate (“LIBOR”) plus margin(1))	$313,333	$342,173
Senior Notes due on October 1, 2018, paying interest semi-annually at a rate of 11% per annum	210,500	220,000

(1)	Subject to a minimum rate (“LIBOR floor”) of 1.50% at December 31, 2011 and 1.75% at December 31, 2010.

Senior Secured Credit Facilities:

In connection with the Merger, on September 30, 2010, the Company entered into senior secured credit facilities consisting of a $355.0 million six-year term loan facility and a $50.0 million five-year revolving credit facility (“Credit Agreement”). As of December 31, 2011, the revolving facility was undrawn.

The Company’s term loan facility provides for quarterly amortization payments totaling 1% per annum of the original principal amount of the term loan facility, with the balance payable on the final maturity date. Mandatory prepayment obligations also include, subject to expectations:

•	100% of the net cash proceeds of asset sales, dispositions and casualty or insurance proceeds, subject to certain exceptions and customary reinvestment provisions;

•

50% of the Company’s excess cash flows, which is defined in the Credit Agreement, with such percentage subject to reduction to 25% or 0% based on achievement of specified first lien secured leverage ratios; and

•	100% of the net cash proceeds received from issuances of certain debt incurred after the closing of the Merger.

The terms of the Company’s senior secured credit facilities allow the Company to prepay loans and permanently reduce the loan commitments under the senior secured credit facilities at any time, subject to the payment of customary LIBOR breakage costs, if any, provided that, in connection with certain refinancing on or prior to the first anniversary of the closing date of the senior secured credit facilities, certain premium is paid.

On March 3, 2011, EVERTEC entered into a credit agreement amendment concerning its existing senior secured credit facility. The amendment did not modify the term or the size of the facility. Under the amended senior secured credit facility:

(i)	The interest rate margins have been reduced from 5.25% to 4.00% per annum on term loans bearing interest at LIBOR, from 4.25% to 3.00% per annum on term loans bearing interest at an alternate base rate (“ABR”), from 5.25% to 3.75% per annum on revolving loans bearing interest at LIBOR, and from 4.25% to 2.75% per annum on revolving loans bearing interest at an ABR;

(ii)	The LIBOR floor has been decreased from 1.75% to 1.50% per annum and the ABR floor has been reduced from 2.75% to 2.50% per annum; and

(iii)	The incremental facility under the existing credit agreement has been increased from $115.0 million to the greater of $125.0 million and the maximum principal amount of debt that would not cause EVERTEC’s senior secured leverage ratio to exceed 3.25 to 1.00.

The amendment also modified certain restrictive covenants in the existing senior credit agreement to provide the Company generally with additional flexibility. Among other things, the amendment modified certain financial performance covenants. In connection with the amendment, the Company was required to pay a call premium of $3.5 million.

The Company evaluated this amendment of the senior credit facility under ASC 470-50, Debtor’s Accounting for a Modification or Exchange of Debt Instruments, and determined that most of these syndicated borrowings were modified. Accordingly, $3.4 million of prepayment penalties for the modified debts was capitalized and accounted for as an adjustment to interest expense over the remaining term of the debt using the interest method, and $0.2 million of prepayment penalties for the extinguished debts that was recorded in the other (expenses) income caption in the consolidated statement of income. In addition, the Company wrote off $0.6 million of debt issuance costs and $0.5 million of a debt discount for the extinguished debts. The Company also expensed $2.1 million of third party fees incurred in connection with the amendment, which was recorded in the other (expenses) income caption in the consolidated statement of income.

On April 7, 2011, the Company repaid $1.7 million of its senior secured term loan using the cash received from Popular in connection with the acquisition of CONTADO (see Note 3) as required under the terms of its senior secured credit facility. In addition, on May 4, 2011, the Company made a voluntary prepayment of $24.7 million on its senior secured term loan, with no prepayment penalty. As a result of this voluntary prepayment, the Company has no scheduled quarterly amortization payment obligation until the final lump-sum payment at the maturity date. However, from time to time the Company may make voluntary payments at its discretion.

On August 27, 2011, the Company achieved a Senior Secured Leverage Ratio below 2.25 to 1.00 and as a result the applicable margins on the senior secured credit facility debt were reduced from 4.00% to 3.75% under the LIBOR option and from 3.00% to 2.75% under the ABR option.

On November 14, 2011, the Company achieved a Senior Secured Leverage Ratio below 2.00 to 1.00 and as a result the applicable commitment fee for the revolving facility was reduced from 0.50% to 0.37% as well as the applicable margins from 3.25% to 3.00% under the LIBOR option and from 2.25% to 2.00% under the ABR option.

As of December 31, 2011, the applicable interest rate for the senior secured term loan under the LIBOR option is 5.25%. This is composed of the applicable LIBOR margin of 3.75% plus the LIBOR floor of 1.50%.

At December 31, 2011, the aggregate principal amount of the senior secured facility amounted to $325.0 million.

Senior Notes:

In connection with the Merger, on September 30, 2010, the Company issued $220.0 million in principal amount of the senior notes in a private placement, which are unsecured. Debt issuance costs to the senior notes are amortized to interest expense over the term of the notes using the interest method.

In connection with the initial issuance of senior notes (the “old notes”), the Company entered into a registration rights agreement with the initial purchasers which provided that an exchange offer of the old notes for new registered notes be consummated no later than 366 calendar days after the original issue date of the old notes. The exchange offer registration statement was declared effective on August 2, 2011 and the exchange offer was consummated on September 14, 2011. The terms of the new registered notes (the “Notes”) are identical in all material respects to the terms of the old notes, except for the elimination of the transfer restrictions and related rights. All outstanding original senior notes were validly tendered and exchanged for substantially similar notes which have been registered under the Securities Act of 1933.

As part of the Company liquidity management plan, on November 18, 2011 the Company purchased in the open market $9.5 million aggregate principal amount of its Notes. The premium paid of $0.2 million and the deferred financing costs of $0.3 million were accounted as interest expense. On the settlement date, the Notes were cancelled. As a result of this purchase, the Notes outstanding balance as of December 31, 2011 amounted to $210.5 million. For information regarding the carrying value and the fair value of the senior secured term loan and senior notes as of December 31, 2011 and 2010, refer to Note 12.

The Company may redeem some or all of the exchanged notes, in whole or in part, at any time on or after October 1, 2014 on the following redemption dates and at the following redemption prices: 2014 at 105.50%; 2015 at 102.75%; 2016 and thereafter at 100.00%. Also, we may redeem some or all of the notes prior to October 1, 2014 at 100% of their principal amount, together with any accrued and unpaid interest, if any, to the redemption date, plus a “make whole” premium. We may redeem up to 35% of the notes before October 1, 2013 with the net cash proceeds from certain equity offerings. In addition, we may require to make an offer to purchase the exchanged notes upon the sale of certain assets and upon a change of control.

The senior secured credit facilities and the senior notes contain various restrictive covenants. The secured credit facilities require us to maintain on a quarterly basis a specified maximum senior secured leverage ratio. The senior secured leverage ratio as defined in our credit facility (total first lien senior secured debt minus available cash, up to a maximum of $50.0 million, as defined, to adjusted EBITDA) must be less than 3.60 to 1.0 at December 31, 2011. The applicable ratio will be adjusted as required by the credit agreement in subsequent periods. In addition, our senior secured credit facility, among other things, restrict our ability to incur indebtedness or liens, make investments, declare or pay any dividends to our parent and from prepaying indebtedness that is junior to such debt. The indenture governing the notes, among other things: (a) limit our ability and the ability of our subsidiaries to incur additional indebtedness, issue certain preferred shares, incur liens, pay dividends or make certain other restricted payments and enter into certain transactions with affiliates; (b) limits our ability to enter into agreements that would restrict the ability of our subsidiaries to pay dividends or make certain payments to us; and (c) places restrictions on our ability and the ability of our subsidiaries to merge or consolidate with any other person or sell, assign, transfer, convey or otherwise dispose of all or substantially all of our assets. As of December 31, 2011, the Company was in compliance with the applicable restrictive covenants under its debt agreements.